EXHIBIT 32

              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Kevin M. Kelly, President and Chief Executive Officer of Proginet Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. the Annual Report on Form 10-KSB of the Company for the year ended July 31, 2003 (the "Report") fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Date: September 17, 2003

                                           /s/ Kevin M. Kelly
                                           -------------------------------
                                           Kevin M. Kelly
                                           President and Chief Executive Officer


This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject of the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except as otherwise stated in such filing. A signed original of the written statement required by Section 906 has been provided to Proginet Corporation and will be retained by Proginet Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


SECTION 906  CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Debra A. DiMaria, Chief Financial Officer and Corporate Secretary of Proginet
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      3. the Annual Report on Form 10-KSB of the Company for the year ended July 31, 2003 (the "Report") fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      4. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Date: September 17, 2003

                                 /s/ Debra A. DiMaria
                                 -------------------------------
                                 Debra A. DiMaria
                                 Chief Financial Officer and Corporate Secretary


This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject of the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except as otherwise stated in such filing. A signed original of the written statement required by Section 906 has been provided to Proginet Corporation and will be retained by Proginet Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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